American Century Target Maturities Trust Prospectus Supplement Target 2015 Fund ¡Target 2020 Fund ¡ Target 2025 Fund
Supplement dated September 1, 2010 ¡ Prospectus dated February 1, 2010

The following changes are effective November 1, 2010.

The Target 2015 Fund will be renamed Zero Coupon 2015 Fund; the Target 2020 Fund will be renamed Zero Coupon 2020 Fund; and the Target 2025 Fund will be renamed Zero Coupon 2025 Fund.

The following is added as the first paragraph of the Principal Investments, Principal Risks and Performance section of the Fund Summary for each fund, pages 6, 10 and 14, respectively.

Under normal circumstances, the fund will invest at least 80% of the value of its assets in zero-coupon securities. Typically, other than during the fund’s target maturity year, the fund intends to exceed this 80% requirement and be fully invested in zero-coupon securities.

The following is added as the first paragraph of What are the funds’ principal investment strategies? on page 18.

Under normal circumstances, each fund will invest at least 80% of the value of its assets in zero-coupon securities. Typically, other than during each fund’s target maturity year, the funds intend to exceed this 80% requirement and be fully invested in zero-coupon securities. The funds may change this 80% policy only upon 60 days prior written notice to shareholders.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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